UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 3, 2020

Centric Brands Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0‑18926	11‑2928178
(Commission File Number)	(IRS Employer Identification No.)

350 5th Avenue, 6th Floor, New York, New York	10118
(Address of Principal Executive Offices)	(Zip Code)

(646) 582‑6000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐    Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐    Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	CTRC	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities

Effective as of February 3, 2020, Centric Brands Inc. (the “Company”) awarded Laura Ritchey, in connection with her commencement of employment as the Chief Operating Officer (“COO”) of the Company, an inducement grant (the “Inducement Grant”) of 400,000 restricted stock units (the “RSUs”) with respect to the Company’s common stock, $0.10 par value (“Common Stock”). The Inducement Grant was made as an inducement award and was not granted under the Company’s 2016 Stock Incentive Compensation Plan (the “2016 Plan”), but is otherwise subject to same terms and conditions of the 2016 Plan.

The issuance of shares in the Inducement Grant was made in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) afforded by Section 4(a)(2) thereof because such issuance does not involve a public offering. The securities contain a restrictive legend advising that the securities may not be offered for sale, sold, transferred or assigned without having first been registered under the Securities Act or pursuant to an exemption from the Securities Act.

The Inducement Grant will vest in one-third increments on each of the first three anniversaries of the Effective Date; subject to Ms. Ritchey’s continued employment through the applicable vesting date; provided, if Ms. Ritchey’s employment is terminated by the Company without “cause” (other than due to death or disability) or by her for “good reason”, then any unvested portion of the RSUs will accelerate and become fully vested on the date of termination. Any vested RSUs will be settled through the issuance of Common Stock.  Upon a change in control of the Company, all of Ms. Ritchey’s unvested RSUs will vest immediately.

A press release announcing the Inducement Grant was issued by the Company on February 4, 2020, a copy of which is attached hereto as Exhibit 99.1.

Item 8.01 Other Events

The information set forth in Item 3.02 above is incorporated by reference in this Item 8.01. A press release announcing the Inducement Grant was issued by the Company on February 4, 2020, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated February 4, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTRIC BRANDS INC.

Date: February 4, 2020	By:	/s/ Andrew R. Tarshis
Name: Andrew R. Tarshis
Title: Executive Vice President and General Counsel